VARIABLE ANNUITY FUNDS D, E, F, G, H, I

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS
issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Annuity Funds D, E, F, G, H, I

Supplement dated November 3, 2006, to your current variable annuity prospectus, as supplemented. Please read it carefully and keep it with your prospectus for future reference.
_________________________________________________________________________________

Information about the ING Mercury Large Cap Growth Portfolio is amended as follows:

Effective November 6, 2006, the ING Mercury Large Cap Growth Portfolio will be renamed ING
BlackRock Large Cap Growth Portfolio and Black Rock Investment Management, LLC will replace
Mercury Advisors as subadviser. Accordingly, all references to ING Mercury Large Cap Growth Portfolio
(Class I) are to be replaced with ING BlackRock Large Cap Growth Portfolio (Class I).

Prior to May 1, 2006, the S Class shares of this Fund were available through the Variable Account.
Effective May 1, 2006, the I Class of Fund shares replaced the S Class of Fund shares. I Class shares have
0.25% lower total Fund expenses than the S Class shares, and the effect of this transaction is to give
Contract owners an investment in the same Fund managed by the same investment adviser at a lower cost.

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